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PROSPECTUS
January 22, 2013,
as supplemented february	8,	2013

PRINCIPAL LISTING EXCHANGE FOR THE ETF: NYSE ARCA, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

U.S. EQUITY HIGH VOLATILITY PUT WRITE INDEX FUND - HVPW

INVESTMENT OBJECTIVE

The U.S. Equity High Volatility Put Write Index Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the NYSE Arca U.S. Equity High Volatility Put Write Index (the “Index”). The Index reflects the performance of a portfolio of exchange-traded put options on highly volatile stocks.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Other Expenses	–%
Total Annual Fund Operating Expenses	0.95%

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$97	$303

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to replicate, before expenses, the performance of the Index.

The NYSE Arca U.S. Equity High Volatility Put Write Index is an index that measures the return of a hypothetical portfolio consisting of exchange traded put options which have been sold on each of 20 stocks and a cash position calculated as described herein under “Additional Information About the Index.” The 20 stocks on which options are sold (“written”) are those 20 stocks from a selection of the largest capitalized (over $5 billion in market capitalization) stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc., the Fund’s index provider (the “Index Provider”).

Each listed put option included in the Index is an “American-style” option (i.e., an option which can be exercised at the strike price at any time prior to its expiration) with a 60-day term. The strike price (i.e., the price at which a put option can be exercised) of each put option included in the Index must be as close as possible to 85% of the closing price of the option’s underlying stock price as of the beginning of each 60-day period. The listed put options included in the Index can be exercised at any time during prior to their expiration, but the Index will reflect the value of each such option throughout the 60-day period as if the option is not exercised until its expiration. Each such option will automatically be deemed exercised on its expiration date if its underlying stock price is below its strike price. If the stock underlying the put option closes below the option’s strike price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Index value is correspondingly reduced. If the underlying stock does not close below its strike price, then the option expires worthless and the entire amount of the premium payment is retained within the Index.

The Fund will seek to track the performance of the Index by selling listed 60-day put options in proportion to their weightings in the Index. By selling an option, the Fund will receive premiums from the buyer of the option, which will increase the Fund’s return if the option is not exercised and thus expires worthless. However, if the option’s underlying stock declines below the strike price, the option will finish in-the-money and the Fund will be required to buy the underlying stock at the strike price, effectively paying the buyer the difference between the strike price and the closing price. Therefore, by writing a put option, the Fund is exposed to the amount by which the price of the underlying stock is less than the strike price. Accordingly, the potential return to the Fund is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells. Further, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

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As the seller of a listed put option, the Fund incurs an obligation to buy the underlying instrument from the purchaser of the option at the option’s strike price, upon exercise by the option purchaser. If a listed put option sold by the Fund is exercised prior to the end of a 60-day period, the Fund will buy the underlying stock at the time of exercise and at the strike price, and will hold the stock until the end of the 60-day period.

Each put option sold by the Fund will be covered through investments in three month Treasury bills at least equal to the Fund’s maximum liability under the option (i.e., the strike price).

Every 60 days, the options included within the Index are exercised or expire and new option positions are established, and the Fund will enter into new option positions accordingly and sell any underlying stocks it owns as a result of the Fund’s prior option positions having been exercised. This 60-day cycle likely will cause the Fund to have frequent and substantial portfolio turnover. If the Fund receives additional inflows (and issues more Shares accordingly in large numbers known as “Creation Units,” as further defined herein) during a 60-day period, the Fund will sell additional listed put options which will be exercised or expire at the end of such 60-day period. Conversely, if the Fund redeems Shares in Creation Unit size during a 60-day period, the Fund will terminate the appropriate portion of the options it has sold accordingly.

The Sub-Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. Investors should also note that the risk factors titled “Put Option Risk,” “Equity Risk” and “Implied Volatility Risk” concern the features of the Fund from which the Fund expects to derive its investment return.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Put Option Risk. Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by the Fund may be particularly subject to this risk because the underlying stocks are selected by the Index Provider to have high volatility. The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums. The Fund will either earmark or segregate sufficient liquid assets to cover its obligations under each option on an ongoing basis. Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying stocks.

Equity Risk. The value of the options sold by the Fund is based on the value of the stocks underlying such options. Accordingly, the Fund is exposed to equity risk, which is the risk that the value of the stocks underlying options written by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies. In such event, the value of the options sold by the Fund will likely decline. Additionally, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

Implied Volatility Risk. When the Fund sells a listed put option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has sold (until the option is exercised and finishes in the money or expires worthless). The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. This is the risk that the value of the implied volatility of the options sold by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.

Tax Efficiency Risk. Unlike most exchange-traded funds, the Fund currently intends to effect redemptions primarily for cash, rather than primarily in-kind redemptions. As such, investments in Shares may be less tax-efficient than investments in conventional exchange-traded funds. Exchange-traded funds generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions primarily for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were able to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an

2	Prospectus | January 22, 2013

investment in a different exchange-traded fund. In addition, as a result of the Fund selling options every 60 days to track the Index, it is expected that any distributions by the Fund will be taxable as ordinary income.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, an option sold by the Fund may be exercised prior to its expiration, which will result in the Fund buying the underlying stock at that time and holding the stock until the end of the 60-day period, but the Index will not reflect the early exercise of the option at that time. The Fund may also need to sell additional options (or terminate certain options it has already sold) prior to the end of the 60-day period to reflect Fund inflows or outflows; the costs of doing so may also contribute to tracking error. In addition, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses.

Portfolio Turnover Risk. The Fund will pay transaction costs, such as commissions or mark-ups in the bid/offer spread on an option position, when it writes options at the beginning of each 60 day period (or “turns over” its portfolio). A higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This risk may be particularly applicable to the Fund because the Fund will only sell options on 20 underlying stocks.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

INVESTMENT ADVISORY SERVICES

Investment Adviser. ALPS Advisors, Inc.

Investment Sub-Adviser. Rich Investment Solutions, LLC.

Portfolio Management. Kevin Rich and Jeff Klearman have managed the Fund’s portfolio since its inception.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units principally for cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by the Fund’s distributor.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on NYSE Arca, Inc. (the “ARCA”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income.

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WHO SHOULD INVEST

The Fund is designed for investors who seek to obtain income through selling put options on select equity securities which the Index Provider determines to have the highest volatility. Because of the high volatility of the stocks underlying the put options sold by the Fund, it is possible that the value of such stocks will decline in sufficient magnitude to trigger the exercise of the put options and cause a loss which may outweigh the income from selling such put options. Accordingly, the Fund should be considered a speculative trading instrument and is not necessarily appropriate for investors who seek to avoid or minimize their exposure to stock market volatility. Investors should also recognize that the option positions in the Index are determined every 60 days and the Index, and thus the Fund, may thus experience substantial turnover in their option positions from one such 60-day period to the next. Accordingly, even investors who seek to obtain income from selling put options on volatile stocks generally should evaluate whether they wish to sell put options (indirectly through the Fund) on the particular stocks selected by the Index in any particular 60-day period. Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra day basis, and to be created and redeemed principally for cash in Creation Units at each day’s next calculated NAV.

INVESTMENT OBJECTIVE

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

ADDITIONAL INFORMATION ABOUT THE INDEX

Index Methodology and Construction

Each listed put option included in the Index has a 60-day term. The strike price of each put option included in the Index must be as close as possible to 85% of the closing price of the option’s underlying stock price as of the beginning of each 60-day period. The listed put options included in the Index can be exercised at any time during prior to their expiration, but the Index will reflect the value of each such option throughout the 60-day period as if the option is not exercised until its expiration. Each such option will automatically be deemed exercised on its expiration date if its underlying stock price is below its strike price. If an underlying stock closes below its respective strike price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Index value is correspondingly reduced. If the underlying stock does not close below its strike price, then the option expires worthless and the entire amount of the premium payment is retained within the Index.

For example, suppose a stock “ABC” trades at $50 per share at the start of the 60 day period, and a listed put option with a term of 60 days was sold with a strike price of $42.50 per share for a premium of $2 per share:

Settlement at or above the strike price: If at the end of 60 days the ABC stock closed at or above the strike price of $42.50, then the option would expire worthless and the Index’s value would reflect the retention of the $2 per share premium. The Index’s value thus would be increased by $2 per share on the ABC option position.

Settlement below the strike price: If at the end of 60 days, ABC closed at $35, then the option would automatically be deemed exercised on its expiration date. The Index’s value would change as if the Index had been put (i.e., would buy) ABC at the strike price of $42.50 and sell ABC immediately at the closing price of $35. As a result, the Index’s value would be reduced by $7.50 per share. However, the Index’s value would also reflect the retention of the $2 per share premium, so the net loss to the Index’s value would be $5.50 per share on the ABC option position.

4	Prospectus | January 22, 2013

For further elaboration, set forth below is a table outlining various hypothetical scenarios concerning changes in the stock price of ABC and the effect of such changes on a listed put option included in the Index:

Stock “ABC” at Inception	Strike Price of Put Written on “ABC”	“ABC” Price at end of 60 day Period	Percentage Change in “ABC” Price for the period	Premium Received for Written Put	Gain of loss at Settlement from exercise or expiration of Put	Gain or Loss on Option Position (Premium plus or minus Settlement amount)	Gain or Loss on Option Position as a percentage of initial Stock Price
$50.00	$42.50	$75.00	50%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$70.00	40%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$65.00	30%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$60.00	20%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$55.00	10%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$50.00	0%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$45.00	-10%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$40.00	-20%	$2.00	-$2.50	-$0.50	-1%
$50.00	$42.50	$35.00	-30%	$2.00	-$7.50	-$5.50	-11%
$50.00	$42.50	$30.00	-40%	$2.00	-$12.50	-$10.50	-21%
$50.00	$42.50	$25.00	-50%	$2.00	-$17.50	-$15.50	-31%

The Index’s value is equal to the value of the options positions comprising the Index plus a cash position. The cash position starts at a base of 1000. The cash position is increased by option premiums generated by the option positions comprising the Index and interest on the cash position at an annual rate equal to the three month Treasury-bill rate. The cash position is decreased by cash settlement on options which finish in the money (i.e., where the closing price of the underlying stock at the end of the 60 day period is below the strike price). The cash position is also decreased by a deemed cash distribution paid following each 60 day period, currently targeted at the rate of 1.5% of the value of the Index. However, if the option premiums generated during the period are less than 1.5%, the deemed distribution will be reduced by the amount of the shortfall.

SECONDARY INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in component securities that comprise the Index. Because the Fund will be selling listed put options comprising the Index, the Fund will invest at least 80% of its total assets in Treasury bills comprising the Index’s cash position. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows.

The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (“NYSE”) is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the ARCA may be halted due to market conditions or for reasons that, in the view of the ARCA, make trading in Shares inadvisable. In addition, trading in Shares on the ARCA is subject to trading halts caused by extraordinary market volatility pursuant to the ARCA “circuit breaker” rules. There can be no assurance that the requirements of the ARCA necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market

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value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the ARCA. The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Sub-Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Investment Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As of June 30, 2012, the Investment Adviser provided supervisory and management services on approximately $6.6 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed end and open end management investment companies.

Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.95% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Investment Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Investment Adviser for providing services for the Fund.

Sub-Adviser

Rich Investment Solutions, LLC acts as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a newly formed registered investment adviser, and has its principal office located at 845 Third Avenue, 6th Floor, New York, NY 10022.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser on a monthly basis a portion of the advisory fees it receives from the Fund, on an annual rate of 0.80% of average net assets.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2013.

Portfolio Management

The Sub-Adviser manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities based on the Fund’s Underlying Index. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The following members of the team are responsible for the day-to-day management of the Fund’s portfolio:

Kevin Rich is the President and founder of the Sub-Adviser. The Sub-Adviser was formed in July of 2009 to develop, package, launch, sponsor and manage investment strategies for exchange-traded funds (“ETFs”). From 2003 to 2009 Mr. Rich worked at Deutsche Bank AG based in New York. Mr. Rich developed and launched the first futures backed commodity ETF in the U.S. in February of 2006, then over the following 3 years he brought an additional 29 ETFs and ETNs (Exchange Traded Notes) backed by exchange traded commodities and currencies futures to the US market. Mr. Rich has his MBA in Finance from the NYU Stern School of Business, and his Bachelors of Science in Business Administration from Taylor University.

Jeff Klearman is the Chief Investment Officer of the Sub-Adviser. Mr. Klearman has over 20 years experience working as a trader, structurer, marketer and researcher. Most recently, Mr. Klearman headed the New York Commodities Structuring desk at Deutsche Bank AG. From 2004 to 2007, Mr. Klearman headed the marketing and structuring effort for rates based structured products at BNP Paribas in New York. Mr. Klearman worked at AIG Financial Products from 1994 to 2004 trading rates-based volatility products as well as marketing and structuring. Mr. Klearman received his MBA in Finance from NYU Stern School of Business and his Bachelors of Science in Chemical Engineering from Purdue University.

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PURCHASE AND REDEMPTION OF SHARES

General

The Shares are issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See “Creations, Redemptions and Transaction Fees.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the ARCA. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the ARCA at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund will trade under the ARCA symbol HVPW.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 100,000 Shares, as discussed in the “Creations, Redemptions and Transaction Fees” section below.

Book-Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s shares on the ARCA may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The ARCA intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The net asset value per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

The Fund’s listed put options, as well as equity securities held by the Fund, are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Other equity securities that are traded in over the counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable

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nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

Creation Units of the Fund generally will be sold for cash only, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a transaction fee as discussed below. For informational purposes, a “creation basket” which is intended to replicate the composition of the Fund’s portfolio will be publicly disseminated.

Orders must be placed in proper form by or through a participant of The Depository Trust Company (“DTC Participant”) that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Redemption of Shares

Creation Units of the Fund generally will be redeemed for cash only, calculated based on the Deposit Cash, less a transaction fee as discussed below. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE

(normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains from writing options and capital gains or losses whenever it sells securities. Any net long term capital gains (which are not anticipated) are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, and any net short-term capital gains are distributed to shareholders following each 60 day period. Any other net income or gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute, at the end of each 60-day period out of net investment income and/or net short-term capital gains, an amount of cash equal to 1.5% of the Fund’s net assets at the end of such 60-day period. If the Fund’s net investment income and net short-term capital gains are insufficient to support a 1.5% distribution in any 60-day period, the distribution will be reduced by the amount of the shortfall. While the Fund only intends to make such distributions out of net investment income and/or short-term capital gains, it is possible that in certain circumstances, a portion of a distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources to the extent the source includes something other than net investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

8	Prospectus | January 22, 2013

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Board of Trustees has evaluated the risks of market timing activities by the Trust’s shareholders. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of the Fund’s Creation Units in exchange for cash, the Board noted that it was possible that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes significant fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Investment Adviser monitors trades by APs for patterns of or abusive trading and the Fund reserves the right to not accept orders from APs that the Investment Adviser has determined may be disruptive to the management of or otherwise not in the Fund’s best interests.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

NYSE Arca is the Index Provider for the Fund. NYSE Arca is not affiliated with the Trust, the Investment Adviser, the Sub-Adviser or the Distributor. The Trust and the Investment Adviser have entered into a license agreement with NYSE Arca to use the Index.

DISCLAIMERS

The Fund is not sponsored, managed or advised by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track performance of a market or sector. NYSE Arca’s only relationship to the Investment Adviser or the Sub-Adviser is in relation to the licensing of certain trademarks and trade names of NYSE Arca and of one or more NYSE Arca Indexes, including the Index which is determined, composed and calculated by NYSE Arca without regard to the Investment Adviser, the Sub-Adviser or the Fund. NYSE Arca has no obligation to take the needs of the Investment Adviser, the Sub-Adviser, the Fund or the Fund shareholders into consideration in determining, composing or calculating the Index. NYSE Arca is not responsible for and has not participated in the timing of the issuance or sale of Fund Shares or in the determination or calculation of the valuation of the Fund’s assets. NYSE Arca has no obligation or liability in connection with the administration, marketing or portfolio management of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Index or any data included therein and NYSE Arca shall have no liability for any errors, omissions, or interruptions therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Investment Adviser, the Sub-Adviser, the Fund, Fund shareholders, or any other person or entity from the use of the Index or any data included therein. NYSE Arca makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Index or any data included therein, even if notified of the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Investment Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

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FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,
•	You sell your Shares listed on the ARCA, and
•	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid following each 60 day period. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short term gains, if any, are taxable as ordinary income. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long you have held the Shares. As a result of the Fund’s investment strategy, it is not expected that the Fund will have income from long-term capital gains.

For taxable years beginning after December 31, 2012, the maximum individual rate applicable to long-term capital gains and qualified dividends is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The income of the Fund will not qualify for these lower tax rates. As a result, distributions by the Fund are expected to be taxable as ordinary income.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Non-U.S. shareholders that own either directly or indirectly more than 5% of the Fund’s Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.

Dividends and interest from non-U.S. investments received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is currently 28%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as short term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

10	Prospectus | January 22, 2013

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings, including information regarding its option positions, are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at www.alpsfunds.com.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations and therefore does not have a financial history.

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FOR MORE INFORMATION[GRAPHICS APPEARS HERE]

Existing Shareholders or Prospective Investors

y Call your broker y www.alpsfunds.com

Dealers

www.alpsfunds.com

Distributor Telephone:

1-866-513-5856

Investment Adviser

ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Sub-Adviser

Rich Investment Solutions, LLC 845 Third Avenue 6th Floor New York, New York 10022

Distributor

ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Custodian

The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Transfer Agent

The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel

Dechert LLP

1095 Avenue of the Americas New York, New York 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP 555 17th Street Denver, Colorado 80202

A Statement of Additional Information dated January 22, 2013, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling (866) 513-5856. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@ sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Investment Company Act File No. 811 22175.